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EXHIBIT 10.58

                                 FIRST AMENDMENT
                         TO SECOND LIEN CREDIT AGREEMENT

         This FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 28, 2007 and is entered into by and among PACIFIC ENERGY ALASKA OPERATING LLC, as Borrower ("BORROWER"), PACIFIC ENERGY ALASKA HOLDINGS, LLC, as Holdings ("HOLDINGS"), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the "LENDERS"), SILVER POINT FINANCE, LLC, as administrative agent (together with its permitted successor in such capacity, "ADMINISTRATIVE AGENT"), and J. ARON & COMPANY ("J. ARON"), and is made with reference to that certain SECOND LIEN CREDIT AGREEMENT, dated as of August 24, 2007 (as amended through the date hereof, the "CREDIT AGREEMENT") by and among Borrower, Holdings, Administrative Agent and J. Aron, as Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.


                                    RECITALS

         WHEREAS, Pacific Energy Resources Ltd. has requested that the Lenders (the "PERL LENDERS") under the Credit and Guaranty Agreement dated as of November 30, 2006 among Pacific Energy Resources Ltd., certain subsidiaries of Pacific Energy Resources Ltd., the PERL Lenders, J. Aron & Company, as Lead Arranger and Syndication Agent and J. Aron & Company, as Administrative Agent (as amended, through the date hereof, the "PERL CREDIT AGREEMENT") agree to amend certain provisions of the PERL Credit Agreement, which amendments would have the effect of deferring certain mandatory prepayments under the Credit Agreement;

         WHEREAS, the PERL Lenders or their Affiliates, are also Lenders under the Credit Agreement and have required that, as a condition to consenting the amendments and waivers requested under the PERL Credit Agreement, the Loan Parties agree to the amendments to the Credit Agreement as provided for herein;

         WHEREAS, the Pacific Energy Resources Ltd. and the Loan Parties that are Subsidiaries of Pacific Energy Resources Ltd. are "Credit Parties" under the PERL Credit Agreement and will benefit from the amendments to the PERL Credit Agreement and are therefore willing to agree to the amendments set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        AMENDMENTS TO CREDIT AGREEMENT

1.1      AMENDMENT TO SECTION 1.01

         (a) The definition of "Maturity Date" in Section 1.01 is hereby amended in its entirety and replaced with the following:


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         "MATURITY DATE" shall mean February 24, 2012.

1.2      AMENDMENT TO SECTION 2.11

         (a) Section 2.11(d) is hereby amended and restated in its entirety as follows:.

                  All prepayments of any Tranche B-1 Loan under this Section
                  2.11 shall be subject to Section 2.15 and, if any such prepayment is made on or prior to February 24, 2010 (the "MAKE-WHOLE EXPIRY DATE"), the Borrower shall pay to the Agent, for the benefit of all Lenders entitled to a portion of such prepayment, an amount equal to (x) the excess of (1) the present value at such time of (A) the principal amount of such Tranche B-1 Loan plus (B) all required interest payments due on such Tranche B-1 Loan through the Make-Whole Expiry Date, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (y) the principal amount of such Tranche B-1 Loan. All prepayments under this Section 2.11 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION II.       CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

         A. EXECUTION. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Loan Parties and the Lenders.

         B. FEES. The Administrative Agent shall have received all invoiced fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

         C. NECESSARY CONSENTS. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

         D. NO DEFAULT. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

         E. ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties as set forth herein shall be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date

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         F. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding the Loan Parties as Administrative Agent or Collateral Agent may reasonably request.

SECTION III.      REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender executing and delivering this Amendment that the following statements are true and correct in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Loan Party, which is a party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Loan Documents.

         B. AUTHORIZATION OF AGREEMENTS. Each Loan Party has duly taken all company action necessary to authorize the execution and delivery by it of the Amendment, the Amended Agreement and the other Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Borrower is duly authorized to borrow funds under the Credit Agreement.

         C. NO CONFLICT. The execution and delivery by the Loan Parties of this Amendment and the Amended Agreement and the other Loan Documents, the performance by each of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with any provision of (A) any law, (B) the organizational documents of any Loan Party, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Loan Party, (ii) result in the acceleration of any Indebtedness owed by any Loan Party, or (iii) result in or require the creation of any Lien upon any assets or properties of any Loan Party except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Loan Party of the Amendment or to consummate any transactions contemplated by the Amended Agreement and the other Loan Documents.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Borrower of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties party thereto and are legal, valid and binding obligations of each Loan Party which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by general principles of equity.

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         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in ARTICLE III of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

SECTION IV.       ACKNOWLEDGMENT AND CONSENT

         Each Guarantor (as defined in the Second Lien Guaranty and the Second Lien Guarantee and Collateral Agreement, dated as of August 24, 2007 among the Borrower, Holdings and the subsidiaries of the Borrower) is referred to herein as a "CREDIT SUPPORT PARTY" and collectively as the "CREDIT SUPPORT PARTIES", and the Loan Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

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SECTION V.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Amendment", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              PACIFIC ENERGY ALASKA OPERATING LLC,

                                   by /s/ Darren Katic
                                      ------------------------------------------
                                      Name:  Darren Katic
                                      Title: President


                              PACIFIC ENERGY ALASKA HOLDINGS, LLC,


                                   by /s/ Darren Katic
                                      ------------------------------------------
                                      Name:  Darren Katic
                                      Title: President


                              PACIFIC ENERGY RESOURCES LTD,


                                   by /s/ Darren Katic
                                      ------------------------------------------
                                      Name:  Darren Katic
                                      Title: President


                              PETROCAL ACQUISITION CORP.,


                                   by /s/ Darren Katic
                                      ------------------------------------------
                                      Name:  Darren Katic
                                      Title: President


                              SAN PEDRO BAY PIPELINE COMPANY,


                                   by /s/ Darren Katic
                                      ------------------------------------------
                                      Name:  Darren Katic
                                      Title: President

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                              SILVER POINT FINANCE, LLC, as Administrative Agent


                                   by /s/ Richard Petrilli
                                      ------------------------------------------
                                      Name:  Richard Petrilli
                                      Title: Authorized Signatory


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                              SPCP Group, L.L.C., as Lender


                                   by /s/ Richard Petrilli
                                      ------------------------------------------
                                      Name:  Richard Petrilli
                                      Title: Authorized Signatory


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                              Field Point I, Ltd., as Lender


                                   by /s/ Richard Petrilli
                                      ------------------------------------------
                                      Name:  Richard Petrilli
                                      Title: Authorized Signatory


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                              Field Point III, Ltd., as Lender


                                   by /s/ Richard Petrilli
                                      ------------------------------------------
                                      Name:  Richard Petrilli
                                      Title: Authorized Signatory


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                              SPF CDO I, Ltd., as Lender


                                   by /s/ Richard Petrilli
                                      ------------------------------------------
                                      Name:  Richard Petrilli
                                      Title: Authorized Signatory


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                              J. Aron & Co., as Lender


                                   by /s/ Susan Rudov
                                      ------------------------------------------
                                      Name:  Susan Rudov
                                      Title: Attorney In Fact


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